                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 10, 1998



                         HEFTEL BROADCASTING CORPORATION
            (Exact name of registrant as specified in its charter)

           Delaware                      0-24516                99-0113417
  (State or other jurisdiction   (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)

3102 Oak Lawn Avenue, Suite 215
        Dallas, Texas                                             75219
    (Address of principal                                       (Zip Code)
     executive offices)

      Registrant's telephone number, including area code:  (214) 525-7700


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 10, 1998, Heftel Broadcasting Corporation (the "Company") acquired the assets of KJQY(FM) and KKLQ(FM) serving the San Diego market for $65.2 million from Citicasters Co.

         The assets to be acquired consist of items of broadcasting and technical equipment utilized in the transmission of radio signals, Federal Communications Commission licenses and other items of personal property associated with the operations of the broadcast facilities.

         The Company borrowed $15.0 million from its $300.0 million revolving credit agreement and used a portion of the proceeds from its January 22, 1998 secondary stock offering and cash generated from operating activities to fund the acquisition.

         The assets acquired by the Company were utilized by Citicasters Co. for the purpose of radio broadcasting. The Company intends to continue such use.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT 10.1 Assets Purchase Agreement, dated May 26, 1998, by and between Citicasters Co. and Heftel Broadcasting Corporation, HBC San Diego, Inc. and HBC San Diego License Corporation (incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q filed on August 6, 1998)

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Heftel Broadcasting Corporation
                                       -------------------------------
                                                (Registrant)


                                       By:  /s/ Jeffrey T. Hinson
                                            --------------------------
                                       Name:    Jeffrey T. Hinson
                                       Title:   Chief Financial Officer

Dated:  August 25, 1998

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                                Index To Exhibits
                                -----------------

Exhibit No.                        Description
-----------                        -----------
   10.1       Assets Purchase Agreement, dated May 26, 1998, by and between
              Citicasters Co. and Heftel Broadcasting Corporation, HBC
              San Diego, Inc. and HBC San Diego License Corporation
              (incorporated by reference to Exhibit 10.1 to the Registrant's
              Form 10-Q filed on August 6, 1998)


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